                                                                   EXHIBIT 10.10

                            PATENT LICENSE AGREEMENT


     This Patent License Agreement ("Agreement"), effective as of January 20, 1996, between JAMES RIVER CORPORATION OF VIRGINIA and its wholly owned subsidiary, JAMES RIVER PAPER COMPANY, INC., both corporations of the Commonwealth of Virginia, hereinafter collectively referred to as "LICENSOR"; and WINCUP HOLDINGS, L.P., hereinafter referred to as "LICENSEE," a State of Delaware limited partnership comprised of WINCUP HOLDINGS, INC. and JAMES RIVER PAPER COMPANY, INC. wherein WINCUP HOLDINGS, INC. is the general partner and JAMES RIVER PAPER COMPANY, INC. is a limited partner.

     WHEREAS, LICENSOR owns and has right to license certain technical information and patent rights relating to lift tabs with accordion hinges for use in beverage containers.

     WHEREAS, LICENSEE desires to obtain from LICENSOR a license under LICENSOR's technical information and patent rights relating to Licensed Products (as defined below).

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:


                                    ARTICLE
                                    -------
1 -- DEFINITIONS
----------------

     For the purposes of this Agreement and its attachments, the following terms shall have the meanings ascribed to them below unless otherwise specifically defined within the context of individual articles:

     1.1  Affiliate as used in this Agreement in connection with a designated
          ---------
company shall mean any company of which the designated company now or hereafter owns, manages, or controls, directly or indirectly, 50% or more of all the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority thereof.

     1.2  Patent Rights means the patent listed in the attached Exhibit A which
          -------------
relates to a beverage container lift tab lid with accordion hinge, and any patent applications, registered designs and design applications, and any patents or registered designs which may issue on such applications, and any reissues, reexaminations, continuations, divisionals, extensions or renewals thereof.

     1.3  Technical Information means any information, know-how, ideas, methods
          ---------------------
and procedures proprietary to LICENSOR which are useful in the design, development, production and use of a Licensed Product and which may not be covered under the Patent Rights.

     1.4  Intellectual Property Rights means any Patent Rights, rights in
          ----------------------------
Confidential Information, rights in Technical Information and all other intellectual property rights, and any modifications, changes, improvements, variations, enhancements or refinements made thereto, which LICENSOR owns or otherwise has the right to license or disclose to LICENSEE pursuant to the provisions of this Agreement.

     1.5  Confidential Information means the trade secrets, confidential
          ------------------------
information, confidential know-how that either party owns or has the right to disclose to the other Party, relating to the Intellectual Property Rights.

     1.6  Licensed Product(s) means a container for beverage with a lift tab
          -------------------
with an accordion hinge as set forth in the Patent Rights.


             ARTICLE 2 --  BUSINESS ARRANGEMENT AND LICENSE GRANTS
             -----------------------------------------------------

     2.1  Scope.  This Agreement concerns the protection of the LICENSOR's
          -----
Intellectual Property Rights, and the licensing to LICENSEE under certain of such rights, all as more fully set forth below.

     2.2  Grant.  Subject to the terms and conditions of this Agreement,
          -----
LICENSOR hereby grants LICENSEE a nonexclusive, nontransferable royalty free license (without right to sublicense) under the Intellectual Property Rights:

          2.2.1 to make, have made, use, sell, distribute or otherwise dispose of the Licensed Product; and

          2.2.2 to use Licensor's Confidential Information solely in connection with the terms set forth in Article 2.2.1 and not for any other purpose, except as permitted in writing by Licensor.

     2.3  Indemnification.  LICENSEE agrees for itself, its Affiliates, its
          ---------------
customers, its successors and assigns, to indemnify, defend and hold harmless LICENSOR, its Affiliates, and all officers, directors, shareholders, employees, servants or agents, of and from any and all liabilities, loss, cost and expense of any kind (including without limitation attorneys fees and expert witness fees) arising out of or relating to LICENSEE'S or its Affiliates' use, sale or other disposition of any Licensed Product or beverage container covered by LICENSOR'S Intellectual Property Rights, and:

          2.3.1  any termination of this Agreement pursuant to Article 4.3;

          2.3.2 any termination of any agreements between LICENSOR and LICENSEE, which arises out of or relate to either (i) a termination of this Agreement pursuant to Article 4.3 or (ii) (regardless of whether, or by whom, this Agreement has been terminated) circumstances which would give LICENSOR a right to terminate this Agreement pursuant to Article 4.3; or

          2.3.3  this Agreement and its attachments.

     2.4  No consequential damages.  EXCEPT AS EXPRESSLY PROVIDED IN THIS
          ------------------------
AGREEMENT, NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT OR UNDER ANY CONTRACT BETWEEN THE PARTIES CONCLUDED PURSUANT TO THIS AGREEMENT FOR LOSS OF PRODUCTION, LOSS OF USE, LOSS OF BUSINESS, LOSS OF REVENUE OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN.


                  ARTICLE 3 -- REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

     3.1  Title.  LICENSOR represents and warrants that it is the owner of
          -----
Patent Rights and Intellectual Property Rights and has the right to license the Intellectual Property Rights.

     3.2  Disclaimer.  LICENSOR MAKES NO EXPRESS WARRANTY OR REPRESENTATION, AND
          ----------
NO WARRANTY SHALL BE IMPLIED, AS TO:

          3.2.1 THE ADEQUACY, INTERPRETATION, USEFULNESS, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF INVENTIONS OR DESIGNS COVERED BY LICENSOR'S PATENT RIGHTS OR ANY SUCH TECHNOLOGY;

          3.2.2 THE FREEDOM FROM INFRINGEMENT OF THIRD PARTY PATENTS, DESIGNS, COPYRIGHTS OR ANY INTELLECTUAL PROPERTY RIGHTS BY USE OF LICENSOR'S TECHNICAL INFORMATION OF CONFIDENTIAL INFORMATION FURNISHED HEREUNDER OR UNDER CONTRACTS BETWEEN THE PARTIES CONCLUDED PURSUANT HERETO OR BY USE OF INVENTIONS OR DESIGNS COVERED BY LICENSOR'S PATENT RIGHTS OR ANY SUCH TECHNOLOGY, PROVIDED THAT IN THE EVENT OF A CONFLICT BETWEEN THE TERMS OF THIS SECTION 3.2.2 AND SECTION 2.1(o) OF THE JR CAPITAL CONTRIBUTION AGREEMENT, SECTION 2.1(o) OF THE JR CAPITAL CONTRIBUTION AGREEMENT SHALL CONTROL; OR

          3.2.3 THE VALIDITY OF ANY PATENT, DESIGN, OR PATENT OR DESIGN CLAIM INCLUDED IN LICENSOR'S PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

     LICENSEE agrees to hold LICENSOR harmless from and indemnify LICENSOR against any and all liabilities, demands, expenses or damages arising out of or resulting from any claims in connection with the infringement of any third party's intellectual property rights by or as a result of LICENSEE's or its Affiliates' manufacture, use, sale or other disposition of any Licensed Product or beverage container covered by LICENSOR's Intellectual Property Rights.

     Without limiting the generality of the foregoing, it is expressly understood and agreed that LICENSEE is fully and solely responsible for the Licensed Product and that LICENSOR does not take any responsibilities whatsoever for, and shall not be liable, either directly or as an indemnitor for any liabilities, demands, expenses, costs or damages, including special and consequential damages, regardless of the fault or concurrent negligence of direct or indirect parties arising from the Licensed Product, its use or performance.

     3.3  Infringements.
          -------------

          3.3.1 With respect to any Patent Rights now or hereafter licensed by LICENSOR to LICENSEE under the provisions of this Agreement or under contracts between the parties concluded pursuant to this Agreement, if LICENSEE becomes aware of any product or activity of any third party that involves infringement or violation of LICENSOR's Patent Rights, then LICENSEE shall promptly notify LICENSOR in writing of such infringement or violation. LICENSOR may in its discretion take or not take whatever action it reasonably believes is appropriate; if LICENSOR elects to take action, LICENSEE will fully cooperate therewith at LICENSOR's expense. LICENSOR shall have the sole right to control or compromise any such actions.

          3.3.2 Provided that the LICENSOR'S use of the License is in compliance herewith, in the event that any action, proceeding or claim of any kind or nature is instituted against the LICENSEE relating to the LICENSEE'S operations or conduct under the license granted herein regarding the use or sale of the Licensed Products, then LICENSEE agrees to take timely steps to defend same and to promptly notify LICENSOR in writing with reasonable detail of the date and nature of such action, proceeding or claim and, from time to time, of the progress thereof. The LICENSEE shall permit (to the extent permissible by the laws of the relevant jurisdiction) LICENSOR at LICENSOR'S sole option to intervene or otherwise appear in such action, proceeding, or claim, but at LICENSOR'S own expense.

                         ARTICLE 4 -- TERM; TERMINATION
                         ------------------------------

     4.1  Effective Date.  This Agreement shall automatically become effective
          --------------
as of its execution and delivery by the parties hereto.

     4.2  Term.  Once effective, this Agreement shall continue in effect until
          ----
the expiration of the latest patent or patent to be granted on the patent applications within the definition of the Patent Rights ("expiration of the patents").

     4.3  Termination.  In addition to any other remedies it may have, LICENSOR
          -----------
may terminate this Agreement at any time without penalty of any kind, upon written notice to LICENSEE of its breach of any of its obligations, which breach is not corrected within fifteen (15) days following notice of such breach from LICENSOR, or if LICENSEE should at any time challenge the validity of any of the Patent Rights.

     4.4  Discharge of obligations.  After termination of this Agreement,
          ------------------------
LICENSEE shall have no rights hereunder or in the Patent Rights, and neither party shall have any obligations hereunder, except as set forth below:

          4.4.1  Upon the termination of this Agreement, the LICENSEE shall:

               4.4.1.1 subject to the provision of Article 4.5 immediately cease and refrain from the distribution, sale and use of the Licensed Product until the expiration of the patents;

               4.4.1.2 immediately cease the use of the Technical Information, LICENSOR Confidential Information and any Intellectual Property Rights licensed hereunder, and provide all modifications, improvements to such Technical Information, LICENSOR Confidential Information and Intellectual Property Rights to LICENSOR all of which shall inure to benefit of LICENSOR;

               4.4.1.3 return to LICENSOR or destroy (at the option of the LICENSOR) any material or documents provided by LICENSOR in connection with this Agreement.

     4.5 On termination of this Agreement and provided such termination is not the result of a breach of this Agreement, the LICENSEE shall have ninety
(90) days in which to sell inventory of Licensed Product.

     4.6  Articles 2.3, 2.4, 3.2, 3.3, 6.9, 6.10 and 6.11 shall survive any expiration or termination of this Agreement.

                              ARTICLE 5 -- NOTICE
                              -------------------

     Unless otherwise specified in writing, the mailing addresses of the parties hereto are as follows:

     LICENSOR:  James River Corporation of  Virginia and
                     James River Paper Company, Inc.
                1915 Marathon Avenue
                P.O. Box 899
                Neenah, WI  54957-0899
                Fax 414-729-8166
                Attention: Robert S. Alexander, Chief Patent Counsel

     LICENSEE:  WinCup Holdings, L.P.
                735 Chesterbrook Boulevard
                Wayne, PA  19087-5638
                Attention:  Michael T. Kennedy, Chairman

     Notices hereunder shall be deemed to have been duly given and served five
(5) days after the mailing thereof by Registered or Certified Mail, postpaid, to the party entitled thereto at its above address, or at such other address as it may from time to time designate in writing to the other party.


                           ARTICLE 6 -- MISCELLANEOUS
                           --------------------------


6.1  Entire agreement.  The making, execution and delivery of this Agreement by
     ----------------
LICENSOR and LICENSEE have been induced by no representations, statements, warranties or agreements other than those expressed herein. This Agreement embodies the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

          6.2  Waiver.  Waiver of a breach of this Agreement or the failure of
               ------
LICENSOR to exercise any right under this Agreement shall in no event constitute a waiver as to any future breach, whether similar or dissimilar in nature, or as to the exercise of any future right under this Agreement.

          6.3  Amendment, modification.  This Agreement may be amended or
               -----------------------
modified only by an instrument signed by the duly authorized representative of each of the respective parties hereto and expressly stating that it is the intent of that document to amend or modify the terms hereof.

          6.4  Assignment.  LICENSEE shall not, without the prior written
               ----------
consent of LICENSOR, assign, transfer or sublicense its rights or obligations hereunder to a third party. LICENSOR shall however be entitled to transfer or assign the Agreement to its parent company or any Affiliate of its parent company.

          6.5  Titles.  The titles of each Article in this Agreement are for the
               ------
convenience of the parties and are not intended to modify the terms and conditions contained herein.

          6.6  Severability.  If any provision of this Agreement, or the
               ------------
application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as not to invalidate the remaining provisions of this Agreement and so as best to reasonably effect the intent of the parties.

          6.7  No further grants.  Nothing contained in this Agreement shall be
               -----------------
construed to grant LICENSEE any rights or licenses other than those expressly stated therein.

          6.8  Applicable law.  This Agreement shall be construed and the legal
               --------------
relations between the parties determined in accordance with the laws of the State of Delaware, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

          6.9  Limitation of actions.  No action, regardless of form, arising
               ---------------------
out of any alleged breach of this Agreement or obligations under this Agreement may be brought by either party more than two (2) years after the cause of action has occurred unless this Agreement has been terminated pursuant to Article 4 and LICENSEE has not ceased or refrained from making, using, selling or otherwise disposing of the Licensed Product as set forth in Articles 4.4 and 4.5, then LICENSOR shall have the right to any remedy including, but not limited to, instituting any action which it deems to be appropriate.

          6.10 Ownership.  Any invention, discovery, improvement, design,
               ---------
machine, device, component, process or know-how which relates to the Intellectual Property Rights regardless of whether it is conceived solely by LICENSOR or LICENSEE, or jointly by LICENSOR and LICENSEE, or jointly with anyone working in cooperation with LICENSOR or LICENSEE with respect to the Intellectual Property Rights (hereinafter collectively referred to as "Inventions"), shall be the sole and exclusive property of LICENSOR whether patented or not. LICENSEE agrees to assist LICENSOR, both during and subsequent to this Agreement, in perfecting and securing LICENSOR's rights in the Inventions, and LICENSEE will execute, acknowledge and deliver any and all documents and instruments requested by LICENSOR for such purpose including, but not limited to, assignments for vesting title in LICENSOR.

          6.11  Confidentiality.
                ---------------

                6.11.1 The Confidentiality Agreement dated as of the date hereof between James River Paper Company, Inc., LICENSEE and WinCup Holdings, Inc. (the "Confidentiality Agreement") is incorporated herein by reference.

                6.11.2 The parties agree that the existence of this Agreement is not confidential, but the terms of this Agreement are confidential and shall not be disclosed by one party without the written consent of the other party.

                6.11.3 The LICENSEE further agrees that any information provided to the LICENSEE during the term of this Agreement and the Confidentiality Agreement (collectively referred to as "Agreements"), including any Confidential Information and any INVENTIONS, is confidential proprietary information belonging to the LICENSOR, and without the LICENSOR's prior written consent, it shall not be disclosed to any third party during the terms of the Agreements and thereafter or used by LICENSEE outside the scope of the rights granted by the Agreements.

                6.11.4 The LICENSEE further agrees that it will not make or permit any third party to make any public announcements or issue or permit any third party to issue any press release relating to the Agreements and the subject matter hereof, or otherwise provide details of the Agreements, the Licensed Product, Licensor Confidential Information, Inventions on Intellectual Property Rights to any person or entity without prior written agreement of the LICENSOR.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in their respective corporate names by their duly authorized representatives as of the date and year first written above.

JAMES RIVER CORPORATION OF            WINCUP HOLDINGS, L.P.
VIRGINIA                              By its general partner,
                                          WINCUP HOLDINGS, INC.


By:  /s/ Stephen E. Hare              By:  [SIGNATURE APPEARS HERE]
    ---------------------------           ----------------------------

Title:  Senior V.P., CFO              Title:  Chairman
       ------------------------              -------------------------

Date:   January 20, 1996              Date:  January 20, 1996
      -------------------------             --------------------------



JAMES RIVER PAPER COMPANY, INC.



By:  /s/ Stephen E. Hare
    ---------------------------

Title:  Senior V.P., Treasurer
       ------------------------

Date:  January 20, 1996
      -------------------------

                                   EXHIBIT A


                                 PATENT RIGHTS
                                 -------------


1.   U. S. Patent Number 4,760,934
     Issue Date:  August 2, 1988
     Title:  LIFT TAB LID WITH ACCORDION HINGE

                     AMENDMENT TO PATENT LICENSE AGREEMENT



     This AMENDMENT TO PATENT LICENSE AGREEMENT ("Agreement") is made as of December 5, 1996 by and between WINCUP HOLDINGS, L.P., a Delaware limited partnership (the "Licensee"), JAMES RIVER CORPORATION OF VIRGINIA, a Virginia corporation ("James River") and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("JR").


                                  BACKGROUND
                                  ----------

     A. The Licensee, WinCup Holdings, Inc., ("WinCup"), Radnor Holdings Corporation ("Radnor") and JR intend to enter into a Partnership Interest Purchase Agreement pursuant to which Radnor shall purchase the entire limited partnership interest of JR in the Licensee, as such interest is described in the Limited Partnership Agreement between WinCup and JR, dated as of January 20, 1996.

     B. James River and JR (collectively, "Licensor") and the Licensee are parties to that certain Patent License Agreement, dated as of January 20, 1996 (the "Patent Agreement"), pursuant to which such agreement the Licensor granted the Licensee, under the Intellectual Property Rights, a license to make, have made, use, sell, distribute or otherwise dispose of the Licensed Product; which such right terminates upon the expiration of the last-to-expire patent within the Patent Rights.

     C. The Licensee and the Licensor have determined that it would be in each of their best interests to enter into an amendment of the Patent Agreement.

     D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Patent Agreement.

     NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Assignment of Patent Agreement.  The following is added as the second
         ------------------------------
and third sentences of Article 6.4 of the Patent Agreement:

     "Notwithstanding the foregoing sentence, Licensee shall have the right to assign the Patent Agreement to any Affiliate of the Licensee without the consent of James River, but after having provided James River with prior written notice thereof; provided that such assignee assumes all of Licensee's rights, obligations and liabilities in connection with the Patent Agreement and this Agreement in writing and the Licensee shall remain primarily obligated for the performance by such assignee of all of its rights, obligations and liabilities under the Patent Agreement and this Agreement and any amendments or modifications hereof; provided, further that in the event the assignee no longer qualifies as an affiliate it shall reassign the Patent Agreement to WinCup Holdings, L.P. or one of WinCup Holdings, L.P.'s other Affiliates pursuant to the terms set forth above.

     2.  Effect of Amendment.  Except as hereby expressly amended, all of the
         -------------------
terms, conditions, provisions and covenants of the Patent Agreement shall continue in full force and effect.

     3.  Successors and Assigns.  This Agreement shall bind and enure to the
         ----------------------
benefit of the parties to the Patent Agreement and their respective successors and assigns.

     4.  Governing Law.  This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Delaware, excluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

     5.  Counterparts.  This Agreement may be executed in as many counterparts
         ------------
as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.


                                        JAMES RIVER PAPER COMPANY,
                                        INC.

                                        By:  [SIGNATURE APPEARS HERE]
                                             ---------------------------
                                             Name:
                                             Title:


                                        JAMES RIVER CORPORATION
                                        OF VIRGINIA

                                        By:  [SIGNATURE APPEARS HERE]
                                             ---------------------------
                                             Name:
                                             Title:

                                        WINCUP HOLDINGS, L.P.

                                        By:  WinCup Holdings, Inc., its general
                                             partner


                                             By:  [SIGNATURE APPEARS HERE]
                                                  ------------------------
                                                  Name:
                                                  Title:



                                       3